UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) August 7, 2006

VERI-TEK INTERNATIONAL, CORP.

(Exact Name of Registrant as Specified in Its Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

50120 Pontiac Trail, Wixom, Michigan 48393

(Address of Principal Executive Offices) (Zip Code)

(248) 560-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers.

On August 7, 2006, Veri-Tek International, Corp. announced the appointment of Marvin B. Rosenberg as a member of its Board of Directors. A copy of the Press Release is included as Exhibit 99.1 to the Current Report on Form 8-K.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

99.1	Veri-Tek International, Corp. Press Release dated August 7, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

VERI-TEK INTERNATIONAL, CORP.

By:	/s/ Donald Brown
Name:	Donald Brown
Title:	President

Date: August 7, 2006

2